CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Form S-8 Registration Statement.


                                                Arthur Andersen LLP

Denver, Colorado
July 14, 2000